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                            AMERICAN GATEWAY SERIES

                         Supplement Dated May 29, 1997
                                       to
                          Prospectus Dated May 1, 1997



     The following information applies to American Growth Series Policies issued in the State of Maryland.

     (1) You may cancel the Policy during the "right to return the Policy" period, which lasts until the later of 10 days after you receive your Policy and 45 days after the date Part 1 of the application is signed.

     (2) The initial premium for the Policy will be invested in the Money Market Sub-Account until the date which is the later of: 45 days after the date Part 1 of the application is signed and 15 days after NELICO mails the confirmation for the initial premium.

     (3) Policy loans, partial surrenders and sub-account transfers are not available until the later of 45 days after the date Part 1 of the application is signed and 15 days after NELICO mails the confirmation for the initial premium.

     (4) The proceeds payable upon a suicide, as described on page A-35 under "Suicide", are limited under Policies issued in Maryland to premiums paid (or, if greater, the reserve of the Policy); less any outstanding Policy Loan Balance; and less any partial surrenders.